UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) September 1, 2004

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                     87-0250294
 --------------------------------              --------------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                   ----------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to articles of incorporation or bylaws; change in fiscal year

         In accordance with Article VIII, Section 1 of the Bylaws and Article Sixth of the Certificate of Incorporation, as amended, of BMB Munai, Inc., (the "Company") and Section 109 of the General Corporation Law of the State of Delaware, on September 1, 2004, the Board of Directors of BMB Munai, Inc., (the "Company") adopted new Bylaws. The previous Bylaws of the Company were adopted on February 15, 1994, and have not been amended or updated since that time. The primary purpose in adopting new Bylaws was to update the Company's Bylaws to more closely follow the General Corporation Law of the State of Delaware (the "GCL"). In particular the new Bylaws provide for the staggering of the terms of the Board of Directors in accordance with the GCL. The Bylaws also sets forth new provisions for the nominating of directors and procedures to ensure that shareholder proposals are properly addressed at the shareholder meetings.

         The amendments to the Bylaws of the Company did not materially modify the rights of the shareholders of the Company.

Item 9.01 Exhibit and Financial Statements

         (a)      Exhibits

                  3.01 Bylaw of BMB Munai, Inc. (As Amended through September 1, 2004.)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BMB MUNAI, INC.



Date: September 2, 2004                        By: /s/ Alexandre Agaian
                                                  ------------------------------
                                                  Alexandre Agaian, President



Date: September 2, 2004                        By: /s/ Gary Lerner
                                                  ------------------------------
                                                  Gary Lerner, Secretary

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